Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wayne A. Doss, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KA of Innocent Inc., for the fiscal years ended August 31, 2010 and 2009, fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KA fairly presents in all material respects the financial condition and results of operations of Innocent Inc.

Date: May 26, 2011

/s/ Wayne A Doss
Wayne A Doss President, C.E.O. & CFO (Principal Executive Officer)